SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K

                      Current Report Pursuant
                  to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 5, 1998


                           SETECH, Inc.
      (Exact Name of Registrant as Specified in its Charter)

                             Delaware
          (State or Other Jurisdiction of Incorporation)

     1-10310                                      11-2809189
(Commission File Number)       (I.R.S. Employer Identification No.)


903 Industrial Drive, Murfreesboro, Tennessee             37129
(Address of Principal Executive Offices)               (Zip Code)

                          (615) 890-1700
                    (Issuer's Telephone Number)

905 Industrial Drive, Murfreesboro, Tennessee            37129
(Former Address of Principal Executive Offices)

Item 5.    Other Events

     Effective February 5, 1998, SETECH, Inc. (the "Company") merged with its wholly-owned subsidiary Titan Services, Inc., with the Company acting as the surviving corporation (the "Merger"). The terms of the Merger are set forth in the Plan of Merger of Titan Services, Inc. with and into SETECH, Inc., attached hereto as Exhibit 2.6 and incorporated herein by reference. The Merger was effected as part of the Company's effort to focus its operations on integrated supply.

Item 7.    Financial Statements and Exhibits

     Exhibits:

EX-2.6     Plan of Merger of Titan Services, Inc. with and into SETECH, Inc.



                              SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SETECH, INC.



Date: February 13, 1998          By /s/ Thomas N. Eisenman
                                    Thomas N. Eisenman, President


Date: February 13, 1998          By /s/ Cindy L. Rollins
                                     Cindy L. Rollins, Secretary Treasurer